                                                                    EXHIBIT 10.3

                                                     January 25, 2005

Terra Nova Acquisition Corporation
2 Bloor Street West
Suite 3400
Toronto, Ontario, Canada M4W 3E2

EarlyBirdCapital, Inc.
275 Madison Avenue
Suite 1203
New York, New York 10016

         Re: Initial Public Offering

Gentlemen:

         The undersigned director and stockholder of Terra Nova Acquisition
Corporation ("Company"), in consideration of EarlyBirdCapital, Inc. ("EBC")
entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the
IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 11 hereof):

         1. If the Company solicits approval of its stockholders of a Business
Combination, the undersigned will vote all Insider Shares owned by him in accordance with the majority of the votes cast by the holders of the IPO Shares.

         2. In the event that the Company fails to consummate a Business
Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will take all reasonable actions within his power to cause the Company to liquidate as soon as reasonably practicable. The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund (as defined in the Letter of Intent] as a result of such liquidation with respect to the undersigned's Insider Shares ("Claim") and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against

Terra Nova Acquisition Corporation
EarlyBirdCapital, Inc.
January 25, 2005

the Trust Fund for any reason whatsoever.

         3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the
Company or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary obligations the undersigned might have.

         4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to EBC that the business combination is fair to the Company's stockholders from a financial perspective.

         5. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any compensation for services rendered to the Company prior to the consummation of the Business Combination; provided that the undersigned shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business
Combination.

         6. Neither the undersigned, any member of the family of the undersigned, or any Affiliate of the undersigned will be entitled to receive or accept a finder's fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

         7. The undersigned will escrow his Insider Shares for the three year period commencing on the Effective Date subject to the terms of a Stock Escrow
Agreement which the Company will enter into with the undersigned and an escrow agent acceptable to the Company.

         8. The undersigned agrees to be a member of the Board of Directors of the Company until the earlier of the consummation by the Company of a Business
Combination or the liquidation of the Company. The undersigned's biographical information furnished to the Company and EBC and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned's background and contains all of the information required to be disclosed

Terra Nova Acquisition Corporation
EarlyBirdCapital, Inc.
January 25, 2005

pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned's Questionnaire furnished to the Company and EBC and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

    (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

    (b) he has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

    (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

         9. The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as a member of the Board of Directors of the Company.

         10. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to EBC and its legal representatives or agents (including any investigative search firm retained by EBC) any information they may have about the undersigned's background and finances
("Information"). Neither EBC nor its agents shall be violating the undersigned's right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

         11. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company;
(ii) "Insiders" shall mean all officers, directors and stockholders of the
Company immediately prior to the IPO; (iii) "Insider Shares" shall mean all of the shares of Common Stock of the Company owned by an Insider prior to the IPO;
and (iv) "IPO Shares" shall mean the shares of Common Stock issued in the
Company's IPO.

Terra Nova Acquisition Corporation
EarlyBirdCapital, Inc.
January 25, 2005

                                                     Randy Benson
                                                     ------------
                                                     Print Name of Insider

                                                     /s/ Randy Benson
                                                     ----------------
                                                     Signature

EXHIBIT A

         Randy Benson has been a member of our board of directors since our inception. Since October 2003, Mr. Benson has served as the chief restructuring officer at Ivaco, Inc., a Canadian company producing steel and fabricated steel products. From January 2003 to September 2003, Mr. Benson pursued personal endeavors. Mr. Benson was chief financial officer of Call-Net Enterprises Inc., a Toronto Stock Exchange listed telecommunications company offering local and long distance voice, data and online services across Canada, from June 2000 to
December 2002, and was a special advisor to the board of directors of Call-Net
Enterprises from October 1999 to June 2000. From June 1989 to June 1999, Mr.
Benson was employed in various executive capacities for Beatrice Foods Canada and its successor, Parmalat Canada Ltd., a food-group company in Canada, including serving as president of its largest operating division. Mr. Benson holds a B.B.A. and an M.B.A. from York University.